Exhibit 99.2
MARINE | CONCRETE | ENGINEERING & CONSULTING Investor Presentation: Orion Acquisition of J.E. McAmis February 4, 2026

Disclaimer This presentation contains, and the officers and directors of the Company may from time to time make, statements that may constitute or include projections or other forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, of which provisions the Company is availing itself. Certain forward-looking statements can be identified by the use of forward-looking terminology, such as 'believes', 'expects', 'may', 'will', 'could', 'should', 'seeks', 'approximately', 'intends', 'plans', 'estimates', or 'anticipates', or the negative thereof or other comparable terminology, or by discussions of strategy, plans, objectives, intentions, estimates, forecasts, guidance, outlook, assumptions, or goals. In particular, statements regarding the acquisition, the intended benefits of the acquisition, the competitive position and pipeline of opportunity following the acquisition, and statements regarding objectives, expectations, forecasts and intentions are forward looking statements. Forward-looking statements involve risks, including the possibility that the anticipated benefits of the acquisition cannot be fully realized or may take longer to realize than expected, the integration of JEM’s business will be more costly or take longer than expected, the ability to hire and retain key JEM personnel, the ability to maintain the quality and profitability of the existing JEM service offerings and expand the business, and the ability to maintain favorable relations with key business partners, suppliers, and vendors. Considering these and other uncertainties, the inclusion of forward-looking statements in this presentation should not be regarded as a representation by the Company that the Company's plans, estimates, forecasts, goals, intentions, or objectives will be achieved or realized. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. This presentation also contains historical and projected financial information of J.E. McAmis, Inc. and JEM Marine Leasing, LLC (collectively, “JEM”), including consolidated annual revenue, adjusted EBITDA margin, backlog and asset values. JEM does not, and has not, prepared audited or reviewed financial information or otherwise prepared financial information in compliance with Regulation S-X under the Securities Exchange Act of 1934. Furthermore, our expectation is that the acquisition of JEM is below the significance tests in Regulation S-X of the Securities Exchange Act of 1934 that would require us to file financial statements of JEM, and we do not expect to prepare historical audited annual, reviewed interim financial statements, pro forma or other financial statements. The financial information in this presentation is taken from, or based upon, financial information prepared by JEM, and was based upon assumptions and estimates by JEM’s management. While we have reviewed the information and believe it to be reasonable, we do not, and our independent registered public accounting firm does not, express an opinion or any other form of assurance with respect to this information. With respect to adjusted financial information, such as adjusted EBITDA margin, we have made further adjustments that we believe to be reasonable and consistent with reporting of similar information by us. Any amounts that are forward looking are necessarily uncertain and subject to risks and uncertainties, such as those described above, and actual amounts and the impact to Orion may differ from that contained in this presentation. This presentation may contain the financial measures: adjusted net income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. If presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation.

3 J.E. McAmis, Strengthening Orion’s Marine Portfolio J.E. McAmis is a heavy civil marine contractor with a proven track record for delivering complex marine construction projects in challenging environments. With a highly skilled team and compelling equipment fleet, J.E. McAmis specializes in jetty and breakwater construction, dredging, environmental restoration, and dam and spillway construction executing projects across the United States. $34M Marine Fleet & Real Estate Accretive to ORN adj. EBITDA % $38M Annual Revenue1 $24M Backlog as of Dec 31, 2025 Prime Contractor Subcontractor Other Opportunity Pipeline as of Dec 31, 2025 Contract Profile $1.4B Note: All figures are unaudited 1 Revenue represents average of actual results in 2022, 2023 and 2024

J.E. McAmis - a Specialized Heavy Civil Contractor Heavy Civil Jetty & Breakwater Marine Environmental Includes complex excavation and marine infrastructure projects across ports, waterways, and coastal systems such as containment, slurry walls, tunneling, concrete, and oil & gas support. Includes critical jetty and breakwater repairs, modification, and installation to improve resilience and longevity. Includes major dredging, in-water drilling and blasting, excavation work, construction of material containment facilities, and development of critical infrastructure. Includes environmental remediation, habitat restoration, beach renourishment, erosion control, and endangered species protection.

ACQUISITION THESIS • Aligns with Orion’s long-term strategy to be the premier marine construction contractor for projects, on, over and below water • Fortifies Orion’s competitive positioning ahead of significant marine opportunities coming to market • Adds best-in-class, at-scale jetty and breakwater construction capabilities and highly skilled operators • Extends and strengthens geographic footprint in Washington, Oregon, Canada, Florida, Alaska and Hawaii • Augments Orion’s equipment fleet with strategic, high-value marine assets, including multiple Jones Act Vessels • Adds strategic real estate and critical access to quarries in the Pacific Northwest • High cultural and values alignment TRANSACTION SUMMARY • Consideration of $60 million, subject to customary adjustments, includes the following: • $46 million of cash, net of cash acquired • $12 million 5-year subordinated promissory note, and • $2 million in Orion common stock • Additional contingent consideration of $10 million on profit earned on projects in backlog plus 40% of profit on select near-term pursuits • Expected to be accretive to adj. EBITDA and margin • Reported as part of Orion’s Marine segment • Cash at close funded with Orion’s credit facility J.E. McAmis – Advancing Orion’s Strategic Vision

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APPENDIX: J.E. McAmis Project Highlights

Mouth of the Columbia River (MCR) South Jetty Project In 2019, J.E. McAmis began rehabilitating the full length of the MCR South Jetty. The project involved reconstructing the entire structure using more than 450,000 tons of new jetty stone, including individual stones weighing up to 40 tons. McAmis operated four rock quarries to supply the material, with the majority transported to the site via the company’s in-house tug and barge fleet. Construction was executed using a combination of cranes and excavators, including a custom-built CAT 6020 excavator with a 90-foot front and upgraded 6030 hydraulics. Due to hazardous sea conditions at the Mouth of the Columbia River, work was performed seasonally from May through September over a five-year period, while quarry production continued year-round to support placement operations. The project was completed without a lost-time incident and received high praise from the U.S. Army Corps of Engineers Portland District and other project sponsors.

Columbia River Deepening Project This navigation improvement project deepened a critical stretch of the Columbia River to accommodate larger, more efficient bulk cargo vessels, enhancing access to a key U.S. export corridor supporting approximately $19 billion in annual trade. J.E. McAmis removed nearly 3 million cubic yards of material along a two-mile stretch near Longview, Washington, completing the work on schedule. The project required precision underwater blasting under strict environmental constraints, followed by efficient dredging using J.E. McAmis’ specialized, barge-mounted excavation equipment. The successful execution demonstrated the company’s ability to deliver complex, environmentally sensitive navigation improvements at scale.

Bonneville Dam Erosion Repair Project When erosion threatened the structural integrity of the Bonneville Dam, JEM was tasked with removing underwater material at depths of up to 70 feet and restoring the apron with new concrete. Harsh conditions—including snow, rain, high winds, and limited underwater visibility—added complexity, as did the requirement to maintain power generation and protect fish habitat. Collaborating closely with the Corps, JEM engineered custom steel-reinforced nylon form bags to streamline installation. The solution enhanced safety, lowered costs, and finished ahead of schedule, delivering a resilient fix with minimal disruption to operations.

Cape Canaveral North Jetty Rehabilitation Project This project involved elevating approximately 450 linear feet of the existing North Jetty to an elevation of +8.0 feet MLLW to enhance storm resilience and structural integrity. Construction included the fabrication and installation of marine mattresses, followed by the careful placement of geotextiles, bedding stone, and over 13,000 tons of granite armor stone—some weighing up to 15 tons. In addition to the structural work, two U.S. Coast Guard fixed navigation lights and daymarks were installed to improve maritime safety. With no land access to the site, all operations were executed using ABS-certified floating equipment, requiring precise coordination and marine expertise throughout the project.